UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/30/2015

Item 1.	Reports to Stockholders.

Semiannual Report 1/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Corporate Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
6-Month	3.58%	-1.34%	4.36%
1-Year	7.84	2.72	6.61
Since Inception (8/2/10)	7.09	5.93	4.03

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* January 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

2	OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

During the reporting period, the Fund’s Class A shares (without sales charge) produced a return of 3.58%. On a relative basis, the Fund underperformed the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 4.36%. During the reporting period, domestic investment grade fixed income markets experienced volatility as the market digested the combination of solid U.S. economic data releases relative to the rest of the world, a precipitous fall in energy prices and Federal Reserve (“Fed”) policy changes and comments. Against this backdrop, corporate bonds generally produced positive absolute performance, but underperformed U.S. Treasuries.

MARKET OVERVIEW

During the reporting period, the Fed continued to reduce its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the quantitative easing (“QE”) program’s purchases. With the close of the QE program, the market grew concerned about when the Fed’s zero interest rate policy would end.

Throughout the period, U.S. growth continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world remained subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand.

The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil; West Texas Intermediate crude oil futures shed 44.5% in 2014, despite significant geopolitical turmoil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

Due to the confluence of these factors, longer term U.S. Treasury rates swung fairly wildly during the reporting period, with the 10-year treasury rate ultimately falling from the start of the reporting period through January 30, 2015. This net downward movement in rates contributed to U.S. Treasuries generating positive total returns. In contrast, investment-grade corporate bonds experienced a more challenging time as the average corporate spread to Treasuries widened. This was largely driven by the significant decline in energy prices as well as other factors like global growth concerns, geopolitical risk, and uncertainty around U.S. and foreign central bank policy.

3	OPPENHEIMER CORPORATE BOND FUND

FUND REVIEW

Against this backdrop, most corporate bond sectors underperformed U.S. Treasuries during the reporting period, resulting in the Fund’s underperformance versus the Index. Corporate bond sectors that contributed positively to performance included utilities and health care. The Fund’s holdings in utilities outperformed the Index’s return in the sector as well as similar duration U.S. Treasuries. In health care, the Fund benefited from security selection in addition to an overall underweight position in the sector.

The two most significant detractors from performance on a sector basis were energy and basic materials, such as metals and mining and chemicals. These commodity-sensitive sectors saw extraordinary pressure during the reporting period. Energy was hit particularly hard due to the dramatic decline in oil prices. We trimmed our exposure to these sectors during the reporting period to mitigate our downside exposure.

STRATEGY & OUTLOOK

Despite the chance that the Fed begins to hike rates sometime in 2015, central banks around the globe are either continuing or expected to begin implementing their own versions of extraordinary monetary policy in the face of global growth concerns and corresponding deflationary threats. Such policies provide the financial markets with ample liquidity and have pushed global interest rates lower. Lower global rates have made higher-yielding U.S. fixed income instruments more attractive to investors and the ensuing purchasing of such securities has resulted in lower U.S. interest rates as well. This sort of continuum may potentially keep rates low for some time.

Meanwhile, the U.S. economy continues to grow with credit growth continuing at moderate levels far below those which preceded the financial crisis. With consumers continuing to de-lever and companies generating solid free cash flow to support investments, acquisitions, debt levels, dividends, and share buybacks, we believe this trend could continue.

4	OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocations*

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	9.0%
Oil, Gas & Consumable Fuels	8.3
Insurance	5.8
Capital Markets	5.7
Media	5.4
Diversified Telecommunication Services	5.0
Electric Utilities	4.6
Multi-Utilities	3.3
Chemicals	2.7
Specialty Retail	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of January 30, 2015, and are based on net assets.

*January 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	7.8%
AA	2.1
A	21.5
BBB	50.4
BB	16.9
B	0.8
CCC	0.3
Unrated	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 30, 2015, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

5	OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (OFIAX)	8/2/10	3.58%	7.84%	7.09%
Class C (OFICX)	8/2/10	3.19%	7.05%	6.19%
Class I (OFIIX)	11/28/12	3.82%	8.23%	5.34%
Class R (OFINX)	8/2/10	3.45%	7.57%	6.74%
Class Y (OFIYX)	8/2/10	3.72%	8.11%	7.26%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/30/15
	Inception Date	6-Month	1-Year	Since Inception
Class A (OFIAX)	8/2/10	-1.34%	2.72%	5.93%
Class C (OFICX)	8/2/10	2.19%	6.05%	6.19%
Class I (OFIIX)	11/28/12	3.82%	8.23%	5.34%
Class R (OFINX)	8/2/10	2.45%	6.57%	6.74%
Class Y (OFIYX)	8/2/10	3.72%	8.11%	7.26%

STANDARDIZED YIELDS

For the 30 Days Ended 1/30/15
Class A	2.57%
Class C	1.96
Class I	3.14
Class R	2.44
Class Y	2.92

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless indicated otherwise): for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the 1% contingent deferred sales charge (“CDSC”) for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14.) There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 1/31/15 and the maximum offering price at the end of the period (including the maximum sales

6	OPPENHEIMER CORPORATE BOND FUND

charge) for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

7	OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value August 1, 2014	Ending Account Value January 30, 2015	Expenses Paid During 6 Months Ended January 30, 2015
Class A	$1,000.00	$1,035.80	$5.12
Class C	1,000.00	1,031.90	9.00
Class I	1,000.00	1,038.20	2.76
Class R	1,000.00	1,034.50	6.39
Class Y	1,000.00	1,037.20	3.84

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.05	5.08
Class C	1,000.00	1,016.24	8.93
Class I	1,000.00	1,022.36	2.74
Class R	1,000.00	1,018.80	6.35
Class Y	1,000.00	1,021.31	3.81

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.00%
Class C	1.76
Class I	0.54
Class R	1.25
Class Y	0.75

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Principal Amount	Value

Mortgage-Backed Obligations—0.4%
Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[1]	$120,000	$127,893

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	80,519	75,826

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Cl. 1A2, 2.607%, 3/25/36[1]	77,333	74,573

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.34%, 12/25/35[1]	118,200	114,789

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[1]	120,691	119,689
Series 2007-AR8, Cl. A1, 2.609%, 11/25/37[1]	82,506	73,010
Total Mortgage-Backed Obligations (Cost $541,386)		585,780

Corporate Bonds and Notes—89.6%

Consumer Discretionary—13.2%

Auto Components—0.2%

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	285,000	319,610

Automobiles—1.8%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	272,000	439,268

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,440,000	1,496,500

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	528,000	662,052
		2,597,820

Diversified Consumer Services—0.4%

Service Corp. International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20	635,000	633,413

Hotels, Restaurants & Leisure—0.6%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	240,000	242,384

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub.
Nts., 12/1/19	517,000	621,174
		863,558

Household Durables—1.2%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	530,000	557,825

Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	615,000	614,385

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	552,000	560,280
		1,732,490

Internet & Catalog Retail—0.3%

QVC, Inc., 4.85% Sr. Sec. Nts., 4/1/24	400,000	425,179

Media—5.4%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	543,000	746,154

CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	600,000	633,750

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	645,000	761,318

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	620,000	676,656

Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	507,786

10	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Media (Continued)

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	$524,000	$561,949

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	519,000	524,190

Numericable-SFR, 4.875% Sr. Sec. Nts., 5/15/19[2]	503,000	504,886

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	520,000	546,101

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	730,000	785,660

Viacom, Inc., 4.25% Sr. Unsec. Nts., 9/1/23	525,000	559,051

WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	850,000	962,302
		7,769,803

Specialty Retail—2.5%

Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	235,000	263,080

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	699,000	725,213

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	300,000	373,487

L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	50,000	57,125
8.50% Sr. Unsec. Nts., 6/15/19	450,000	543,375

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	572,000	598,405

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	480,000	516,000

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	474,165
		3,550,850

Textiles, Apparel & Luxury Goods—0.8%

Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	485,000	526,225

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	670,000	673,350
		1,199,575

Consumer Staples—4.4%

Beverages—1.4%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	445,000	729,391

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	496,000	502,200

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	436,344

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	275,000	325,494
		1,993,429

Food & Staples Retailing—0.3%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	417,000	464,795

Food Products—2.1%

Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Nts., 3/1/41[1]	572,000	776,837

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	793,000	986,834

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	600,000	618,000

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	571,000	666,428
		3,048,099

Tobacco—0.6%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	450,000	813,039

Energy—8.9%

Energy Equipment & Services—0.6%

Nabors Industries, Inc., 4.625% Sr. Unsec. Nts., 9/15/21	440,000	409,158

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	305,000	294,307

11	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	$ 195,000	$144,423
		847,888

Oil, Gas & Consumable Fuels—8.3%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	538,000	673,878

Canadian Oil Sands Ltd., 4.50% Sr. Unsec. Nts., 4/1/22[2]	500,000	457,628

DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	404,000	389,455

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	425,000	467,493

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	745,000	747,844
4.40% Sr. Unsec. Nts., 4/1/24	400,000	420,280

Enterprise Products Operating LLC:
3.35% Sr. Unsec. Nts., 3/15/23	475,000	486,876
3.75% Sr. Unsec. Nts., 2/15/25	396,000	413,470

Kinder Morgan Energy Partners LP:
4.15% Sr. Unsec. Nts., 2/1/24	425,000	439,801
4.25% Sr. Unsec. Nts., 9/1/24	650,000	676,378

Kinder Morgan, Inc.:
3.05% Sr. Unsec. Nts., 12/1/19	998,000	1,008,986
5.00% Sr. Unsec. Nts., 2/15/21[2]	310,000	330,913

Marathon Petroleum Corp., 6.50% Sr. Unsec. Nts., 3/1/41	200,000	242,133

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	255,000	261,378

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	895,000	916,936
5.45% Sr. Unsec. Nts., 10/14/21[2]	570,000	630,057

Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	300,000	304,795

Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20	749,000	761,129

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	400,000	444,190
4.75% Sr. Unsec. Nts., 3/15/24	313,000	348,630

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	460,000	479,762

Williams Partners LP, 4% Sr. Unsec. Nts., 11/15/21	400,000	406,276

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	681,000	733,510
		12,041,798

Financials—24.6%

Capital Markets—5.7%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	473,000	494,304

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	624,000	702,724

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	320,000	391,579

Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	730,000	783,378
6.25% Sr. Unsec. Nts., 2/1/41	355,000	473,623
5.70% Jr. Sub. Perpetual Bonds, Series L1,3	601,000	618,091

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	275,000	297,268

Macquarie Bank Ltd., 2.40% Sr. Unsec. Nts., 1/21/20[2]	808,000	815,931

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	267,000	283,377
5.00% Sub. Nts., 11/24/25	1,169,000	1,292,209
5.45% Jr. Sub. Perpetual Bonds, Series H1,3	640,000	651,251

12	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Capital Markets (Continued)

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	$669,000	$792,155

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,3]	690,000	717,700
		8,313,590

Commercial Banks—9.0%

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	581,000	852,820
8.00% Jr. Sub. Perpetual Bonds, Series K1,3	570,000	613,035

Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	372,082
5.50% Sub. Nts., 9/13/25	700,000	795,150
5.95% Jr. Sub. Perpetual Bonds, Series D1,3	620,000	620,000

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,3,4]	630,000	733,950

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	629,000	670,413

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[1]	560,000	569,016

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]	560,000	576,509

JPMorgan Chase & Co.:
3.125% Sr. Unsec. Nts., 1/23/25	700,000	706,110
6.75% Jr. Sub. Perpetual Bonds, Series S1,3	750,000	806,015

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,3]	565,000	616,556

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,3,4]	780,000	815,100

RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,3]	640,000	700,800

Regions Bank, 7.50% Sub. Nts., 5/15/18	800,000	939,839

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,3]	590,000	613,482

SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[1,3]	621,000	633,420

Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[1,3]	633,000	663,068
5.90% Jr. Sub. Perpetual Bonds, Series S1,3	699,000	719,970
		13,017,335

Consumer Finance—1.6%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	485,000	627,469

American Express Co., 5.20% Jr. Sub. Perpetual Bonds[1,3]	620,000	634,900

Discover Financial Services, 3.95% Sr. Unsec. Nts., 11/6/24	473,000	493,158

Synchrony Financial:
2.70% Sr. Unsec. Nts., 2/3/20[5]	377,000	380,519
3.75% Sr. Unsec. Nts., 8/15/21	195,000	204,330
		2,340,376

Diversified Financial Services—0.8%

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	321,000	334,818

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	192,401

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	603,000	609,030
		1,136,249

Insurance—5.8%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[2]	472,000	583,494

13	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Insurance (Continued)

American International Group, Inc., 3.875% Sr. Unsec. Nts., 1/15/35	$535,000	$552,011

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	376,000	443,293

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	353,000	387,231

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	392,000	421,211
4.85% Sr. Unsec. Nts., 8/1/44[2]	342,000	376,368

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[1]	2,005,000	2,015,025

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[1]	309,000	312,476

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,4]	1,846,000	1,941,069

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	629,000	676,746

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[1,4]	578,000	614,005
		8,322,929

Real Estate Investment Trusts (REITs)—1.2%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	367,349
5.90% Sr. Unsec. Nts., 11/1/21	490,000	569,867

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	440,000	442,200

Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	342,000	362,550
		1,741,966

Real Estate Management & Development—0.5%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	726,000	742,100

Health Care—5.0%

Biotechnology—0.2%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	270,000	359,780

Health Care Equipment & Supplies—1.1%

Becton Dickinson & Co., 4.685% Sr. Unsec. Nts., 12/15/44	531,000	606,609

CareFusion Corp., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	407,563

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45[2]	484,000	562,063
		1,576,235

Health Care Providers & Services—2.4%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	619,000	644,442

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	600,000	624,750

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	405,000	454,106

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	754,000	773,308

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	615,000	649,594

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	235,000	281,046
		3,427,246

Life Sciences Tools & Services—0.2%

Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	301,000	331,320

Pharmaceuticals—1.1%

Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	320,000	438,400

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	266,276

14	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Pharmaceuticals (Continued)

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	$400,000	$439,983

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	448,000	436,800
		1,581,459

Industrials—9.0%

Aerospace & Defense—1.6%

BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[2]	711,000	763,327

L-3 Communications Corp., 3.95% Sr. Unsec. Nts., 5/28/24	569,000	591,902

Lockheed Martin Corp., 4.07% Sr. Unsec. Nts., 12/15/42	287,000	315,462

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	240,812
4.30% Sr. Unsec. Nts., 3/1/24	327,000	354,970
		2,266,473

Air Freight & Couriers—0.2%

United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	319,424

Building Products—0.5%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	689,000	722,359

Commercial Services & Supplies—1.6%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	401,000	407,015

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	864,000	919,837

R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	550,000	613,250

Republic Services, Inc., 5.70% Sr. Unsec. Nts., 5/15/41	225,000	302,090
		2,242,192

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	285,000	290,700

Industrial Conglomerates—1.0%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B1,3	1,260,000	1,394,820

Machinery—1.3%

Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	470,000	525,103

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	332,000	363,529

Deere & Co., 3.90% Sr. Unsec. Nts., 6/9/42	250,000	272,158

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	722,000	785,464
		1,946,254

Professional Services—0.4%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	620,000	624,650

Road & Rail—1.3%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec Nts., 3/15/23	615,000	633,905

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	625,000	630,748

15	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Road & Rail (Continued)

Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[2]	$643,000	$685,140
		1,949,793

Trading Companies & Distributors—0.9%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	659,000	678,770

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	570,000	619,162
		1,297,932

Information Technology—4.6%

Communications Equipment—0.6%

Cisco Systems, Inc., 3.625% Sr. Unsec. Nts., 3/4/24	375,000	412,097

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	550,000	552,651
		964,748

Electronic Equipment, Instruments, & Components—0.8%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	638,894

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	479,812
		1,118,706

Internet Software & Services—0.3%

IAC/InterActiveCorp, 4.875% Sr. Unsec. Nts., 11/30/18	435,000	449,137

IT Services—0.4%

Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	565,000	579,169

Semiconductors & Semiconductor Equipment—0.7%

Intel Corp., 4.25% Sr. Unsec. Unsub. Nts., 12/15/42	300,000	326,926

Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25[2]	650,000	659,750
		986,676

Software—0.8%

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	700,000	721,000

Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	407,924
		1,128,924

Technology Hardware, Storage & Peripherals—1.0%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	381,000	454,438

Seagate HDD Cayman:
3.75% Sr. Unsec. Nts., 11/15/18	590,000	613,646
4.75% Sr. Unsec. Nts., 1/1/25[2]	380,000	403,724
		1,471,808

Materials—6.2%

Chemicals—2.7%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	530,000	544,223

LYB International Finance BV, 4% Sr. Unsec. Nts., 7/15/23	400,000	424,098

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	570,000	574,023

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	550,000	561,000

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	600,000	626,250

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	665,000	665,837

16	OPPENHEIMER CORPORATE BOND FUND

	Principal
	Amount	Value

Chemicals (Continued)

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	$235,000	$250,032

Valspar Corp. (The), 3.30% Sr. Unsec. Nts., 2/1/25	222,000	226,632
		3,872,095

Containers & Packaging—2.3%

Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	560,000	556,500

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	600,000	603,000

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	229,771
4.50% Sr. Unsec. Nts., 11/1/23	440,000	475,742

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	860,000	893,654

Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	529,000	543,548
		3,302,215

Metals & Mining—1.1%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	260,383

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	150,000	134,567

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	610,000	604,913

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	600,000	609,902
		1,609,765

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	180,000	197,987

Telecommunication Services—5.6%

Diversified Telecommunication Services—5.0%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	745,000	746,329

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	451,000	742,335

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	600,000	652,500

Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	500,000	531,250

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	530,000	612,150

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	375,000	525,253

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	560,000	580,300

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	402,000	414,191
4.50% Sr. Unsec. Nts., 9/15/20	1,170,000	1,293,108
5.012% Sr. Unsec. Nts., 8/21/54[2]	321,000	353,837
6.40% Sr. Unsec. Nts., 2/15/38	404,000	525,181
6.55% Sr. Unsec. Nts., 9/15/43	182,000	248,504
		7,224,938

Wireless Telecommunication Services—0.6%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	422,000	429,115

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	190,000	201,310
6.25% Sr. Unsec. Nts., 11/30/32	213,000	272,724
		903,149

17	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Utilities—8.1%

Electric Utilities—4.6%

American Transmission Systems, Inc.:
5.00% Sr. Unsec. Nts., 9/1/44[2]	$239,000	$280,895
5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	529,399

Constellation Energy Group, Inc., 5.15% Sr. Unsec. Nts., 12/1/20	515,000	589,431

Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	550,798

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	625,000	667,331

Electricite de France SA, 4.875% Sr. Unsec. Nts., 1/22/44[2]	225,000	272,694

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	366,363

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	667,000	712,215
5.30% Sr. Unsec. Nts., 7/1/43	173,000	216,825

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	140,653

PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	581,198
4.20% Sr. Sec. Nts., 6/15/22	269,000	294,817

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	858,000	992,714

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	488,000	521,413

		6,716,746

Independent Power and Renewable Electricity Producers—0.2%

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[2]	315,000	327,600

Multi-Utilities—3.3%

Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45	322,000	363,305

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	324,255

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	392,028
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	916,000	1,059,850

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	218,000	258,336

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	244,000	278,470

Dominion Resources, Inc., 2.50% Sr. Unsec. Nts., 12/1/19	674,000	692,231

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	376,270

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	325,000	390,642

Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	193,916

Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	388,383

		4,717,686

Total Corporate Bonds and Notes (Cost $123,151,080)		129,817,877

	Shares

Investment Company—7.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[6,7] (Cost $10,980,660)	10,980,660	10,980,660

Total Investments, at Value (Cost $134,673,126)	97 .6%	141,384,317

Net Other Assets (Liabilities)	2 .4	3,445,756

Net Assets	100 .0%	$144,830,073

18	OPPENHEIMER CORPORATE BOND FUND

Footnotes to Statement of Investments

* January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,892,791 or 14.43% of the Fund’s net assets as of January 30, 2015.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

4. Restricted security. The aggregate value of restricted securities as of January 30, 2015 was $4,104,124, which represents 2.83% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Appreciation

Credit Agricole SA, 8.375% Jr.
Sub. Perpetual Bonds	10/27/14-11/13/14	$726,140	$733,950	$7,810
Rabobank Capital Funding Trust
III, 5.254% Jr. Sub. Perpetual
Bonds	5/1/13-5/8/13	790,371	815,100	24,729
Swiss Re Capital I LP, 6.854%
Jr. Sub. Perpetual Bonds	9/21/10-1/30/15	1,893,758	1,941,069	47,311
ZFS Finance USA Trust V, 6.50%
Jr. Sub. Nts., 5/9/37	11/20/13-12/8/14	607,079	614,005	6,926

		$4,017,348	$4,104,124	$86,776

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 30, 2015. See Note 4 of the accompanying Notes.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	July 31, 2014	Additions	Reductions	January 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	5,684,706	45,177,502	39,881,548	10,980,660

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$10,980,660	$4,233

7. Rate shown is the 7-day yield as of January 30, 2015.

19	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of January 30, 2015

						Unrealized
			Expiration	Number of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)

United States Treasury Long Bonds	CBT	Buy	3/20/15	14	$2,117,938	$2,025
United States Treasury Nts., 10 yr.	CBT	Sell	3/20/15	183	23,950,125	(622,520)
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/15	197	43,293,828	149,984
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/15	19	2,305,531	(12,208)

						$(482,719)

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

20	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES January 30, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $123,692,466)	$130,403,657
Affiliated companies (cost $10,980,660)	10,980,660

141,384,317

Cash	500,000

Cash used for collateral on futures	369,500

Receivables and other assets:
Shares of beneficial interest sold	3,637,274
Interest, dividends and principal paydowns	1,491,034
Investments sold (including $73,930 sold on a when-issued or delayed delivery basis)	482,685
Variation margin receivable	43,201
Other	23,585

Total assets	147,931,596

Liabilities
Payables and other liabilities:
Investments purchased (including $249,654 purchased on a when-issued or delayed delivery basis)	2,783,983
Variation margin payable	136,384
Shares of beneficial interest redeemed	119,410
Distribution and service plan fees	28,655
Dividends	11,478
Trustees’ compensation	6,379
Other	15,234

Total liabilities	3,101,523

Net Assets	$144,830,073

Composition of Net Assets
Par value of shares of beneficial interest	$13,028

Additional paid-in capital	139,225,515

Accumulated net investment income	9,123

Accumulated net realized loss on investments	(646,065)

Net unrealized appreciation on investments	6,228,472

Net Assets	$144,830,073

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

21	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $108,731,915 and 9,780,068 shares of beneficial interest outstanding)	$11.12
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,497,899 and 2,384,797 shares of beneficial interest outstanding)	$11.11

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $112,685 and 10,139 shares of beneficial interest outstanding)	$11.11

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,626,605 and 505,872 shares of beneficial interest outstanding)	$11.12

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,860,969 and 347,557 shares of beneficial interest outstanding)	$11.11

See accompanying Notes to Financial Statements.

22	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 30, 20151 Unaudited

Investment Income
Interest	$2,517,027

Dividends - affiliated companies	4,233

Total investment income	2,521,260

Expenses
Management fees	282,746

Distribution and service plan fees:
Class A	116,780
Class C	108,793
Class R	13,182

Transfer and shareholder servicing agent fees:
Class A	104,014
Class C	23,934
Class I	15
Class R	5,826
Class Y	4,346

Shareholder communications:
Class A	7,865
Class C	2,378
Class I	1
Class R	510
Class Y	313

Custodian fees and expenses	9,011

Trustees’ compensation	7,459

Other	25,297

Total expenses	712,470
Less reduction to custodian expenses	(9)
Less waivers and reimbursements of expenses	(4,774)

Net expenses	707,687

Net Investment Income	1,813,573

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	419,010
Closing and expiration of futures contracts	(723,363)

Net realized loss	(304,353)

Net change in unrealized appreciation/depreciation on:
Investments	3,599,149
Futures contracts	(541,698)

Net change in unrealized appreciation/depreciation	3,057,451

Net Increase in Net Assets Resulting from Operations	$4,566,671

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23	OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$1,813,573	$2,857,595

Net realized gain (loss)	(304,353)	746,543

Net change in unrealized appreciation/depreciation	3,057,451	3,044,649

Net increase in net assets resulting from operations	4,566,671	6,648,787

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,426,733)	(2,260,360)
Class C	(246,518)	(431,374)
Class I	(1,746)	(387)
Class R2	(73,272)	(121,376)
Class Y	(64,783)	(43,264)

	(1,813,052)	(2,856,761)

Distributions from net realized gain:
Class A	—	(1,736,420)
Class C	—	(437,980)
Class I	—	(265)
Class R2	—	(102,287)
Class Y	—	(9,939)

	—	(2,286,891)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	20,463,388	20,089,099
Class C	6,705,079	957,359
Class I	99,647	1,531
Class R2	734,994	981,580
Class Y	1,021,756	2,020,118

	29,024,864	24,049,687

Net Assets
Total increase	31,778,483	25,554,882

Beginning of period	113,051,590	87,496,768

End of period (including accumulated net investment income of $9,123 and $8,602, respectively)	$144,830,073	$113,051,590

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.90	$10.74	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.17	0.34	0.35	0.37	0.41
Net realized and unrealized gain (loss)	0.22	0.44	(0.05)	0 .69	0.33

Total from investment operations	0 .39	0.78	0 .30	1 .06	0 .74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.34)	(0.35)	(0.37)	(0.41)
Distributions from net realized gain	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.17)	(0.62)	(0.47)	(0.43)	(0.46)

Net asset value, end of period	$11.12	$10.90	$10.74	$10.91	$10.28

Total Return, at Net Asset Value[4]	3 .58%	7 .56%	2 .70%	10 .53%	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,732	$86,231	$65,006	$56,674	$30,080

Average net assets (in thousands)	$93,391	$70,792	$70,909	$42,490	$23,784

Ratios to average net assets:[5]
Net investment income	3 .03%	3 .19%	3 .17%	3 .52%	4.02%
Total expenses[6]	1 .00%	1 .03%	1 .04%	0 .90%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .00%	0 .99%	1 .00%	0 .89%	0.80%

Portfolio turnover rate	47%	119%	135%	123%	112%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	1.01%
Year Ended July 31, 2014	1.04%
Year Ended July 31, 2013	1.05%
Year Ended July 31, 2012	0.91%
Year Ended July 29, 2011	0.86%

See accompanying Notes to Financial Statements.

25	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.89	$10.73	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.12	0.26	0.27	0.28	0.30
Net realized and unrealized gain (loss)	0.22	0.44	(0.06)	0.69	0.34

Total from investment operations	0.34	0.70	0.21	0.97	0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.26)	(0.27)	(0.28)	(0.31)
Distributions from net realized gain	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.12)	(0.54)	(0.39)	(0.34)	(0.36)

Net asset value, end of period	$11.11	$10.89	$10.73	$10.91	$10.28

Total Return, at Net Asset Value[4]	3.19%	6.77%	1.84%	9.58%	6.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,498	$19,280	$18,060	$16,454	$2,061

Average net assets (in thousands)	$21,499	$17,588	$20,527	$9,231	$491

Ratios to average net assets:[5]
Net investment income	2.28%	2.45%	2.42%	2.73%	3.00%
Total expenses[6]	1.77%	1.81%	1.83%	1.84%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.74%	1.75%	1.75%	1.75%

Portfolio turnover rate	47%	119%	135%	123%	112%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	1.78%
Year Ended July 31, 2014	1.82%
Year Ended July 31, 2013	1.84%
Year Ended July 31, 2012	1.85%
Year Ended July 29, 2011	2.48%

See accompanying Notes to Financial Statements.

26	OPPENHEIMER CORPORATE BOND FUND

	Six Months Ended January 30,	Year Ended Period Ended
Class I	2015[1] (Unaudited)	July 31, 2014	July 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$10.89	$10.73	$11.13

Income (loss) from investment operations:
Net investment income[3]	0.19	0.39	0.27
Net realized and unrealized gain (loss)	0.22	0.44	(0.28)

Total from investment operations	0.41	0.83	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.39)	(0.27)
Distributions from net realized gain	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.19)	(0.67)	(0.39)

Net asset value, end of period	$11.11	$10.89	$10.73

Total Return, at Net Asset Value[4]	3.82%	8.04%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113	$12	$10

Average net assets (in thousands)	$100	$11	$10

Ratios to average net assets:[5]
Net investment income	3.49%	3.65%	3.61%
Total expenses[6]	0.55%	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.54%	0.54%	0.55%

Portfolio turnover rate	47%	119%	135%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 28, 2012 (inception of offering) to July 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	0.56%
Year Ended July 31, 2014	0.57%
Period Ended July 31, 2013	0.57%

See accompanying Notes to Financial Statements.

27	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.90	$10.74	$10.92	$10.29	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.15	0.32	0.32	0.34	0.36
Net realized and unrealized gain (loss)	0.22	0.44	(0.06)	0.68	0.34

Total from investment operations	0.37	0.76	0.26	1.02	0.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.32)	(0.32)	(0.33)	(0.36)
Distributions from net realized gain	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.15)	(0.60)	(0.44)	(0.39)	(0.41)

Net asset value, end of period	$11.12	$10.90	$10.74	$10.92	$10.29

Total Return, at Net Asset Value[4]	3.45%	7.29%	2.35%	10.12%	7.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,626	$4,782	$3,734	$2,648	$611

Average net assets (in thousands)	$5,231	$4,129	$3,880	$1,305	$203

Ratios to average net assets:[5]
Net investment income	2.78%	2.94%	2.92%	3.22%	3.53%
Total expenses[6]	1.26%	1.30%	1.30%	1.31%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.24%	1.25%	1.24%	1.24%

Portfolio turnover rate	47%	119%	135%	123%	112%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	1.27%
Year Ended July 31, 2014	1.31%
Year Ended July 31, 2013	1.31%
Year Ended July 31, 2012	1.32%
Year Ended July 29, 2011	1.81%

See accompanying Notes to Financial Statements.

28	OPPENHEIMER CORPORATE BOND FUND

Class Y	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.89	$10.72	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.18	0.36	0.38	0.36	0.41
Net realized and unrealized gain (loss)	0.22	0.46	(0.07)	0.71	0.33

Total from investment operations	0.40	0.82	0.31	1.07	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.37)	(0.38)	(0.38)	(0.41)
Distributions from net realized gain	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.18)	(0.65)	(0.50)	(0.44)	(0.46)

Net asset value, end of period	$11.11	$10.89	$10.72	$10.91	$10.28

Total Return, at Net Asset Value[4]	3.72%	7.93%	2.79%	10.67%	7.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,861	$2,747	$687	$987	$26

Average net assets (in thousands)	$3,935	$1,285	$1,195	$91	$22

Ratios to average net assets:[5]
Net investment income	3.32%	3.38%	3.45%	3.53%	4.06%
Total expenses[6]	0.76%	1.87%	0.72%	0.97%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.71%	0.72%	0.75%

Portfolio turnover rate	47%	119%	135%	123%	112%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	0.77%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	0.73%
Year Ended July 31, 2012	0.98%
Year Ended July 29, 2011	2.24%

See accompanying Notes to Financial Statements.

29	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

30	OPPENHEIMER CORPORATE BOND FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

31	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

During the six month period ended January 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Details of the six months ended January 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$263,288

As of January 30, 2015, it is estimated that the capital loss carryforwards would be $567,641 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$134,693,101

Federal tax cost of other investments	19,638,829

Total federal tax cost	$154,331,930

Gross unrealized appreciation	$7,106,171
Gross unrealized depreciation	(897,674)

Net unrealized appreciation	$6,208,497

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

32	OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

33	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

34	OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 30, 2015 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$585,780	$—	$585,780
Corporate Bonds and Notes	—	129,817,877	—	129,817,877
Investment Company	10,980,660	—	—	10,980,660

Total Investments, at Value	10,980,660	130,403,657	—	141,384,317
Other Financial Instruments:
Futures contracts	152,009	—	—	152,009

Total Assets	$11,132,669	$130,403,657	$—	$141,536,326

Liabilities Table
Other Financial Instruments:
Futures contracts	$(634,728)	$—	$—	$(634,728)

Total Liabilities	$(634,728)	$—	$—	$(634,728)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

35	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$249,654
Sold securities	73,930

36	OPPENHEIMER CORPORATE BOND FUND

4. Investments and Risks (Continued)

Restricted Securities. As of January 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

37	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the

38	OPPENHEIMER CORPORATE BOND FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended January 30, 2015, the Fund had an ending monthly average market value of $32,536,062 and $23,833,332 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any

39	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of January 30, 2015:

	Asset Derivatives			Liability Derivatives
Derivatives Not
Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$ 43,201	*	Variation margin payable	$ 136,384	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$ 723,363

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$ (541,698)

40	OPPENHEIMER CORPORATE BOND FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	3,347,238	$36,533,469	4,298,760	$46,322,208
Dividends and/or distributions reinvested	123,620	1,352,579	360,389	3,840,623
Redeemed	(1,602,880)	(17,422,660)	(2,801,379)	(30,073,732)

Net increase	1,867,978	$20,463,388	1,857,770	$20,089,099

Class C
Sold	818,602	$8,924,698	691,637	$7,439,907
Dividends and/or distributions reinvested	22,029	240,926	79,628	846,317
Redeemed	(225,937)	(2,460,545)	(684,171)	(7,328,865)

Net increase	614,694	$6,705,079	87,094	$957,359

Class I
Sold	8,975	$98,542	139	$1,492
Dividends and/or distributions reinvested	144	1,573	5	49
Redeemed	(43)	(468)	(1)	(10)

Net increase	9,076	$99,647	143	$1,531

Class R1
Sold	134,424	$1,467,336	157,703	$1,700,308
Dividends and/or distributions reinvested	6,548	71,656	20,663	220,157
Redeemed	(73,711)	(803,998)	(87,331)	(938,885)

Net increase	67,261	$734,994	91,035	$981,580

Class Y
Sold	632,361	$6,854,842	261,584	$2,807,489
Dividends and/or distributions reinvested	5,735	62,666	4,803	51,694
Redeemed	(542,876)	(5,895,752)	(78,110)	(839,065)

Net increase	95,220	$1,021,756	188,277	$2,020,118

1. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended January 30, 2015 were as follows:

41	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$74,581,906	$54,184,386

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

The Fund’s management fee for the fiscal six months ended January 30, 2015 was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment,

42	OPPENHEIMER CORPORATE BOND FUND

8. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
January 30, 2015	$49,799	$—	$1,372	$548

43	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “total annual operating expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average annual net assets, will not exceed the following annual rates: 1.00%, 1.75%, 1.55%, 1.25% and 0.75% for Class A, Class C, Class I, Class R and Class Y shares, respectively. During the six months ended January 30, 2015, the Manager waived fees and/or reimbursed the Fund $216, $1, and $94 for Class C, Class I and Class Y respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended January 30, 2015, the Manager waived fees and/or reimbursed the Fund $4,463 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

44	OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

45	OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail corporate bond funds. The Board noted that the Fund outperformed its performance category median for the one- and three-year periods and that the Fund ranks in the first quintile of its performance category for both periods considered.

    Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail corporate bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and its category median, and its total expenses were higher than its peer group median and its category median. The Board also noted that within the total asset range of $50 million to $100 million, the Fund’s effective management fee rate was higher than its peer group median and lower than its category median. The Board also considered that the Manager has agreed to voluntarily limit the total annual operating expenses for all classes of shares of the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.00% for Class A Shares; 1.75% for Class C Shares; 1.25% for Class R Shares; 0.75% for Class Y Shares; and 0.55% for Class I Shares. The Manager may not modify or terminate these undertakings for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

46	OPPENHEIMER CORPORATE BOND FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

47	OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48	OPPENHEIMER CORPORATE BOND FUND

OPPENHEIMER CORPORATE BOND FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee
Krishna Memani, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

49	OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others • A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50	OPPENHEIMER CORPORATE BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

51	OPPENHEIMER CORPORATE BOND FUND

OppenheimerFunds®

The Right Way
to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at **800 CALL OPP (800 225 5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1225.001.0115 March 23, 2015

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/9/2015